Exhibit 99.1

SAMSON OIL & GAS LIMITED ANNOUNCES RESULTS OF ANNUAL GENERAL MEETING

Perth 11 November 2014

Pursuant to ASX Listing Rule 3.13.2, Samson Oil & Gas Limited advises on the outcome of voting on the resolutions put to shareholders at the Annual General Meeting held today 11 November 2014.

Details of the voting in regard to the resolutions (together with the information required to be given by Section 251AA of the Corporations Act) was as follows:

Resolution 1 – Re - Election of Victor Rudenno as a Director

Resolution passed by a show of hands. Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	360,284,074
Votes of proxies directed to vote against the resolution	:	150,472,875
Votes of proxies directed to abstain on the resolution	:	17,058,686
Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 2 – Adoption of Remuneration Report

Resolution defeated by a show of hands. Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	236,966,021
Votes of proxies directed to vote against the resolution	:	248,091,455
Votes of proxies directed to abstain on the resolution	:	42,758,159
Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 3 – Ratify allotment of shares and options

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	259,426,523
Votes of proxies directed to vote against the resolution	:	250,558,009
Votes of proxies directed to abstain on the resolution	:	17,831,103
Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 3 was passed on a Poll. Votes were as follows:

Votes of proxies directed to vote for the resolution	:	259,426,523
Votes of proxies directed to vote against the resolution	:	250,558,009
Votes of proxies directed to abstain on the resolution	:	17,831,103
Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 4 – Appointment of new auditor

Resolution passed by a show of hands. Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	435,491,910
Votes of proxies directed to vote against the resolution	:	79,626,319
Votes of proxies directed to abstain on the resolution	:	12,687,406
Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 5 – Approve issue of options to Dr V Rudenno

Resolution was defeated by a show of hands. Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	206,633,062
Votes of proxies directed to vote against the resolution	:	298,016,082
Votes of proxies directed to abstain on the resolution	:	23,166,491
Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 6 – Approve issue of options to Dr D Craig

Resolution was defeated by a show of hands. Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	212,579,907
Votes of proxies directed to vote against the resolution	:	297,949,522
Votes of proxies directed to abstain on the resolution	:	17,286,206
Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 7 – Approve issue of options to Mr K Skipper

Resolution was defeated by a show of hands. Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	211,722,665
Votes of proxies directed to vote against the resolution	:	297,857,762
Votes of proxies directed to abstain on the resolution	:	18,235,208
Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 8 – Adoption of long term incentive plan (LTIP)

Resolution was defeated by a show of hands. Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	221,579,395
Votes of proxies directed to vote against the resolution	:	288,069,936
Votes of proxies directed to abstain on the resolution	:	18,166,304
Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 9 – Grant of restricted shares under the LTIP to Mr T Barr

Resolution 9 was withdrawn. Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	183,786,170
Votes of proxies directed to vote against the resolution	:	313,969,056
Votes of proxies directed to abstain on the resolution	:	30,606,409
Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 10 – Advisory vote on named executive officer compensation

Resolution 10 passed by a show of hands. Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	250,861,241
Votes of proxies directed to vote against the resolution	:	250,451,530
Votes of proxies directed to abstain on the resolution	:	26,502,864
Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 11 – Advisory of U.S base equity incentive plan (U.S base plan)

Resolution 11 was withdrawn. Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	249,985,012
Votes of proxies directed to vote against the resolution	:	259,931,980
Votes of proxies directed to abstain on the resolution	:	17,898,643
Votes of proxies able to vote at the proxies' discretion	:	-

For and on behalf of the Board of Directors of
SAMSON OIL & GAS LIMITED

DENIS RAKICH
Company Secretary